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                                                                    EXHIBIT 10.4


                           BEVERLY ENTERPRISES, INC.
                      1993 LONG-TERM INCENTIVE STOCK PLAN
                    (AS AMENDED BY PROPOSED AMENDMENT NO. 1)


                                   ARTICLE I.

                      ESTABLISHMENT, PURPOSE AND DURATION


         1.1 ESTABLISHMENT OF THE PLAN. Beverly Enterprises, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes an incentive compensation plan to be known as the "1993 Long Term Incentive Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Awards in the form of Performance Units, or Performance Shares and Other Stock Unit Awards.

         The Plan was adopted by the Board of Directors on March 17, 1993, and shall become effective as of July 1, 1993 (the "Effective Date"), subject to the approval by vote of stockholders of the Company in accordance with applicable laws. Awards may be granted prior to stockholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the stockholders.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 12 herein, until June 30, 2003, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date, which shall remain valid in accordance with their terms.


                                  ARTICLE II.

                                  DEFINITIONS

         2.1 DEFINITIONS. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

         (a) "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

         (b) "AGREEMENT" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.





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         (c)     "AWARD" means individually or collectively, a grant under this
Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance units, Performance Shares, or Other Stock Unit Awards.

         (d) "AWARD DATE" or "GRANT DATE" means the date on which an Award is made by the Committee under this Plan.

         (e) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

         (f) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (g) "CHANGE IN CONTROL" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (i) Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or

         (ii) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

         (iii) If at any time, (w) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (x) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

         (h) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (i) "COMMITTEE" means the Compensation Committee of the Board which will administer the Plan pursuant to Article 3 herein.

         (j) "COMPANY" means Beverly Enterprises, Inc., including all Affiliates and wholly-owned Subsidiaries, or any successor thereto as provided in Article 14 herein.

         (k) "CONTINUING DIRECTOR" means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or reelection of the Board of Directors was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.





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         (l)     "COVERED PARTICIPANT" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes will have renumeration in excess of $1,000,000 for the Performance Period, as provided in
Section 162(m) of the Code.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by such source as the Committee may select.

         (o) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

         (p) "KEY EMPLOYEE" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. Key Employee does not include directors of the Company who are not also employees of the Company or its Subsidiaries.

         (q) "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

         (r) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (s) "OTHER STOCK UNIT AWARD" means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

         (t) "PARTICIPANT" means a Key Employee who has been granted an Award under the Plan.

         (u) "PERFORMANCE AWARD" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

         (v) "PERFORMANCE PERIOD" means the time period designated by the Committee during which performance goals must be met, which period shall be the calendar year.

         (w) "PERFORMANCE SHARE" means an Award, designated as a performance share, granted to a Participant pursuant to Article 8 herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement.

         (x) "PERFORMANCE UNIT" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 8 herein, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company





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financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

         (y) "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article 7 herein.

         (z)     "PERSON" shall have the meaning ascribed in such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

         (aa) "PLAN" means the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan as herein described and as hereafter from time to time amended.

         (bb) "RESTRICTED STOCK" means an Award of Stock granted to a Participant pursuant to Article 7 herein.

         (cc) "SECRETARY" means the officer designated as the Secretary of the Company.

         (dd)    "STOCK" or "SHARES" means the common stock of the Company.

         (ee) "SUBSIDIARY" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.


                                  ARTICLE III.

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.
The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         3.2 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

         3.4 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.





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         3.5     INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall he indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.


                                  ARTICLE IV.

                           STOCK SUBJECT TO THE PLAN

         4.1     NUMBER OF SHARES.  Subject to adjustment as provided in
Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 3,000,000. No more than one-half of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards, Performance Awards, or Other Stock Unit Awards. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 LAPSED AWARDS OR FORFEITED SHARES. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the option.

         4.4 CAPITAL ADJUSTMENTS. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee deems appropriate, such that:

         (a) If the outstanding Shares are increased, decreased or exchanged, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect of such Shares, for a different number of kind of Shares, or if additional Shares or new or different Shares are distributed in respect of such Share, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of Shares as provided in Section 4.1 herein; (ii) the number of Shares subject to then outstanding Awards; and (iii) the price for each Share subject to such Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

         (b) Adjustments under this Section 4.4 shall be made by the Committee, subject to the approval of the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional





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interests shall be issued under the Plan on account of such adjustments.


                                   ARTICLE V.

                                  ELIGIBILITY

         Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may not include directors of the Company who are not employees of the Company or its Subsidiaries.


                                  ARTICLE VI.

                                 STOCK OPTIONS

         6.1 GRANT OF OPTIONS TO KEY EMPLOYEES. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Key Employee, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in
Section 422A of the Code and rules and regulation thereunder.

         6.2 OPTION AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

         6.3     OPTION PRICE.   The exercise price per share of Stock covered
by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall be not less than 100% of the Fair Market Value of such Stock on the Grant Date, except that the Option Price for a NQSO may be set at not less than 85 percent of the Fair Market Value of the Stock on the Grant Date if the Committee grants the amount of the discount from 100% of the Fair Market Value of such Stock in lieu of a cash payment.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no option shall be exercisable later than the tenth (10th) anniversary of its Award Date.

         6.5 EXERCISABILITY. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least twelve months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

         6.6 METHOD OF EXERCISE. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued a





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Fair Market Value at the time of exercise or by a combination of the foregoing.
As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Shares with respect to which the Option is exercised, issued in the Participant's name. No Participant who is awarded an Option shall have rights as a stockholder until the date of exercise of the Option.

         6.7 CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations, at the request of the Participant, the Company agrees to cooperate in a "cashless exercise" of the Option.

         6.8 OPTIONS AWARDED UPON STOCK DELIVERY EXERCISE. The Committee, in its discretion, may provide in the Agreement that, in the event a Participant pays the Option Price for an Option by delivery of previously acquired Shares, the Participant will be granted a new Option ("Replacement Option") for that number of Shares delivered in payment of the Option Price of the original Option ("Original Option"). The Committee shall determine the terms and conditions of the Replacement Option, provided, however, that the Option Price of the Replacement Option shall be the Fair Market Value of Shares on its Award Date and the term of the Replacement Option shall expire upon the expiration date of the Original Option.

         6.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.


                                  ARTICLE VII.

                                RESTRICTED STOCK

         7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock Plan under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion.

         7.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of Shares of Restricted Stock granted; and such other provisions as the Committee shall determine.

         7.3 TRANSFERABILITY. Except as provided in this Article 7 and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No restriction shall be removed until the expiration of at least twelve months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

         7.4     OTHER RESTRICTIONS.   The Committee shall impose such other
restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal





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or state securities laws, and may legend the certificates representing
Restricted Stock to give appropriate notice of such restrictions.
Alternatively, the Committee, in its sole discretion, may have Restricted Stock issued without legend and held by the Secretary until such time all restrictions are satisfied.

         7.5 CERTIFICATE LEGEND. In the event the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

         The sale of other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated XXXXXXXXXX. A copy of the Plan, such rules and procedures, and such Agreement may be obtained from the Secretary of Beverly Enterprises, Inc.

         7.6     REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this
Article 7, Restricted Stock covered by each Award made under the Plan shall be provided and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on certificates pursuant to Section 7.4 and 7.5 herein.
Except: as specifically provided in this Article 7, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. Any shares of Restricted Stock issued pursuant to this Article 7 shall provide that the minimum Period of Restriction shall be three (3) years, which Period of Restriction would permit the removal of restrictions on no more than one-third (1/3) of the shares of Restricted Stock at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one subsequent year. In no event shall any restrictions be removed from shares of Restricted Stock during the first year following the Grant Date. If the grant of Restricted Stock is performance based, the total Period of Restriction for any or all shares of Restricted Stock so granted shall be no less than one (1) year.

         7.7 VOTING RIGHTS. During the Period of Restriction, Participants in whose name Restricted Stock is granted hereunder may exercise full voting rights with respect to those Shares.

         7.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants in whose name Restricted Stock is granted hereunder shall be entitled to receive all dividends and other distribution paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

         7.9 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries due to the earlier of attaining age 65 or normal retirement (as defined in the rules of the Company in effect at the time) , any remaining Period of Restriction applicable to the Restricted Stock pursuant to section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein, the Restricted Stock shall thereby be delivered to such Participant and be free of restrictions.

         7.10 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate





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and, except as otherwise provided in Section 7.4 herein, the Restricted Stock shall thereby be released and free of restrictions.

         7.11 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Section 7.9 and 7.10 herein, during the Period of Restriction, then any Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Company.


                                 ARTICLE VIII.

                               PERFORMANCE AWARDS

         8.1 GRANT OF PERFORMANCE AWARDS. Subject to the terms and provisions of the Plan, Performance Awards in the form of either Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefore (except for applicable tax withholding) other than the rendering of services.

         8.2 VALUE OF PERFORMANCE AWARDS. The Committee shall determine the number of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. The extent to which such performance goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such performance goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him, may be based on the performance of the Company generally, or a combination of the foregoing. The performance goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award shall be set forth in an Agreement.

         8.3. SETTLEMENT OF PERFORMANCE AWARDS. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the performance goals established by the Committee and set forth in the Agreement have been satisfied.

         8.4. FORM OF PAYMENT. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

         8.5. NONTRANSFERABILITY. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of
descent and distribution.   All rights with respect to Performance Units and
Performance Shares granted to a Participant under the Plan shall not be exercisable until the expiration of twelve months after the Award Date and thereafter during his lifetime only by such Participant or his guardian or personal representative.





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                                  ARTICLE IX.

                            OTHER STOCK UNIT AWARDS

         9.1 GRANT. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards, in lieu of cash payments, to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Stock or other securities purchased pursuant to Other Stock Unit Awards may be purchased for such purchase price as the Committee shall determine, which price shall not be less than 75% of the Fair Market Value of the Stock or other securities on the Award Date.

         9.2 SALE AND TRANSFERABILITY. Stock or other securities issued pursuant to Other Stock Unit Awards may not be sold by a Participant until the expiration of at least twelve months from the Award Date, except that such limitation shall not apply in the case of death or disability of a Participant. To the extent Other Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3 under the Exchange Act, a Participant's rights with respect to such Awards shall not vest or be exercisable until the expiration of at least twelve months from the Award Date. To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 under the Exchange Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.


                                   ARTICLE X.

                               CHANGE IN CONTROL

         In the event of a Change in Control of the Company, the Committee shall ensure the following actions: (i) all Options then outstanding under the Plan shall become fully exercisable and remain so for the duration of the Option as specified in the Agreement; and (ii) all restrictions or conditions related to grants of Restricted Stock shall be deemed immediately and fully satisfied and all certificates representing such Restricted Stock shall be released or have any legend removed by the Secretary, and thereby become freely transferable.


                                  ARTICLE XI.

                 MODIFICATION, EXTENSION, AND RENEWAL OF AWARDS

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan, provided, however, that the Committee may not modify outstanding Awards or grant new Awards in substitution for outstanding Awards that specify a lower exercise price. Except as limited by the foregoing sentence, the Committee may also modify the terms of an outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.





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                                  ARTICLE XII.

              AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

         12.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under
Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules, or regulations.

         12.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.4 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.


                                 ARTICLE XIII.

                                  WITHHOLDING

         13.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

         13.2 STOCK WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.


                                  ARTICLE XIV.

                                   SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                  ARTICLE XV.

                                    GENERAL

         15.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall he subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company





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
in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         15.2 EFFECT OF PLAN. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Company or any of its Subsidiaries and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries. No award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

         15.3 CREDITORS. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

         15.4 GOVERNING LAW. The Plan, and all Agreements hereunder, shall be governed, construed, and administered in accordance with and governed by the laws of the State of Arkansas and the intention of the Company is that ISOs granted under the Plan quality as such under Section 422A of the Code.

         15.5 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                  ARTICLE XVI.

             SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

         Notwithstanding any other provision of this Plan to the contrary, any Awards paid to Covered Participants under this Plan shall be subject to the following conditions:

         (a) All performance measures, goals, standards, formulas, or criteria relating to Covered Participants ("Performance Measures") for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. Performance Measures may include alternate and multiple Performance Measures and may be based on one or more business criteria. In establishing Performance Measures, the Committee shall consider an internal budget for factors such as earnings per share, return on equity, revenue growth, cash flow, income and operating margins.

         (b) The Performance Measures must be objective and must satisfy the third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated thereunder.





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
         (c) The Performance Measures shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

         (d) The award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Committee shall certify in writing prior to the payment of any such Award that such applicable Performance Measures relating to the Award are satisfied. Approved minutes of a meeting of the Committee may be used for this purpose.

         (e) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Articles VIII and IX for any Performance Period is 100 percent of the Covered Participant's base salary as of the first day of that Performance Period. The maximum number of shares of Stock subject to Options or Restricted Stock granted to any Covered Participant for any Performance Period shall be 300,000, and any grant of a NQSO at less than 100 percent of Fair Market Value shall be subject to the attainment of Performance Measures as provided herein.

         (f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Article XVI.





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